UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    October 23, 2000
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                             NORTH BANCSHARES, INC.
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              (Exact name of registrant as specified in its Charter)


Delaware                            0-22800                     36-3915073
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(State or other            (commission file number)             (IRS Employer
jurisdiction of                                                  Identification
incorporation)                                                   number)



100 West North Avenue, Chicago, Illinois                         60610
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(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code: (312) 664-4320
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                                     N/A
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            (Former name or former address, if changed since last report)





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Item 4.  Changes in Registrant's Certifying Accountant.

         On October 13, 2000, the Audit Committee of the Board of Directors reported to the Board they had completed a review of independent accounting firms and recommended to the Board that the Company engage Crowe Chizek and Company LLP for the year 2001 audit. The Committee indicated that there have been no adverse or qualified opinions expressed by KPMG LLP, the current accountants, for either of the past two years. The Committee also reported that, no time in the past has there been any disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

         The Board of Directors approved the recommendation on October 13, 2000 and passed a resolution appointing Crowe Chizek and Company LLP, the Company's independent accountants for the fiscal year 2001.







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                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               NORTH BANCSHARES, INC.
                                                   (Registrant)




Date: October 23, 2000                         /S/ Joseph A. Graber
      ----------------                         --------------------
                                               Joseph A. Graber
                                               President and
                                               Chief Executive Officer







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